Exhibit 10.2

EXECUTION COPY

SECOND OMNIBUS AMENDMENT TO

FOURTH AMENDED AND RESTATED RECEIVABLES

FUNDING AND ADMINISTRATION AGREEMENT

AND

THIRD AMENDED AND RESTATED RECEIVABLES

SALE AND SERVICING AGREEMENT

This SECOND OMNIBUS AMENDMENT (this “Amendment”), dated as of November 27, 2013, is entered into by and among SIT FUNDING CORPORATION (the “Borrower”), SYNNEX CORPORATION (“Synnex”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Lender, MARKET STREET FUNDING LLC (“Market Street”), as a Discretionary Lender, PNC, as Administrator for the PNC Discretionary Lender and as Managing Agent for the PNC Lender Group, SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as a Committed Lender, MANHATTAN ASSET FUNDING COMPANY LLC (“MAFC”), as a Discretionary Lender, SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC Nikko”), as Administrator for the SMBC Discretionary Lender and as Managing Agent for the SMBC Lender Group, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Discretionary Lender, and THE BANK OF NOVA SCOTIA (“BNS”), as a Committed Lender, as Administrative Agent for the Committed Lenders and Discretionary Lenders, as Administrator for the BNS Discretionary Lender and as Managing Agent for the BNS Lender Group and is the (i) FIFTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT (as described below) and (ii) EIGHTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT (as described below).

RECITALS

A. WHEREAS, the Borrower, PNC, Market Street, SMBC, MAFC, SMBC Nikko, Liberty Street and BNS are parties to that certain Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 12, 2010 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “RFA”);

B. WHEREAS, each of the persons signatory thereto from time to time as Originators, Synnex, in its capacity as servicer thereunder, and the Borrower, as buyer are parties to that certain Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of January 23, 2009 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “SSA”);

C. WHEREAS, concurrently herewith, the Borrower, SYNNEX Corporation, PNC, SMBC, MAFC, Liberty Street and BNS are entering into that certain Amended and Restated Fee Letter (the “Fee Letter”), dated as of the date hereof;

D. WHEREAS, pursuant to that certain Assignment Agreement, dated as of October 29, 2013, Market Street, as the assignor, sold and assigned to PNC, as the assignee, all of the Market Street’s rights under the RFA and the other Related Documents;

E. WHEREAS, each of the parties hereto desires that each of Market Street and the Market Street Administrator cease to be a party to the RFA and each of the other Related Documents to which it is a party and to be discharged from its respective duties and obligations as a Discretionary Lender or Administrator, as applicable, or otherwise under the RFA and each of the other Related Documents; and

F. WHEREAS, the Borrower, PNC, Market Street, SMBC, MAFC, SMBC Nikko, Liberty Street and BNS desire to amend and modify certain terms of the RFA as hereinafter set forth and the Borrower, Synnex and BNS desire to amend and modify certain terms of the SSA, and to make certain other changes to the RFA, the SSA and the Related Documents, as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Annex X to the RFA shall have the same meanings herein as in Annex X to the RFA.

(a) Removal of Market Street. From and after the Effective Date (as defined below), Market Street shall cease to be a party to the RFA and each of the other Related Documents to which it was a party and shall no longer have any rights or obligations under the RFA or any other Related Document (other than such rights and obligations which by their express terms survive termination thereof).

(b) Removal of Market Street Administrator. From and after the Effective Date (as defined below), the Market Street Administrator shall cease to be a party to the RFA and each of the other Related Documents to which it was a party and shall no longer have any rights or obligations under the RFA or any other Related Document (other than such rights and obligations which by their express terms survive termination thereof).

(c) PNC Lender Group. As of the Effective Date and immediately after giving effect to Section 1(a) above, PNC hereby confirms that there are no Discretionary Lenders or Conduit Lenders in the PNC Group and that PNC is the only Committed Lender in the PNC Lender Group.

2. Amendments to Annex X to the RFA and the SSA.

(a) The definition of “Administrators” in Annex X to the RFA and the SSA is hereby amended and restated in its entirety as follows:

“Administrators” shall mean the Liberty Street Administrator, the MAFC Administrator and any other Person that becomes a party to this Agreement as an “Administrator”.

(b) The definition of “Alternate Rate” in Annex X to the RFA and the SSA is hereby amended and restated in its entirety as follows:

“Alternate Rate” means, for any Interest Period for any Portion of Advances, an interest rate per annum equal to (I) solely with respect to any Lender in the PNC Lender Group, the LMIR Rate in effect on each day during such Interest Period or (II) with respect to any Lender in any other Lender Group, the Applicable Margin above the LIBOR Rate for such Interest Period; provided that in the case of:

(a)	any Interest Period which commences on a date prior to the Administrative Agent receiving at least three (3) Business Days’ notice thereof, or

(b)	any Interest Period relating to a Portion of Advances which is less than $1,000,000,

the “Alternate Rate” applicable to Advances made by Lender Groups, other than the PNC Lender Group, for each day in such Interest Period shall be an interest rate per annum equal to the Base Rate in effect on such day.

(c) The definition of “Change of Control” in Annex X to the RFA and the SSA is hereby amended by replacing “25%” where it appears therein with “30%” in its place.

(d) The definition of “Conduit Lender” in Annex X to the RFA and the SSA is hereby amended and restated in its entirety as follows:

“Conduit Lender” shall mean Liberty Street Funding LLC, Manhattan Asset Funding Company LLC, any other Person that shall become a party to this Agreement in the capacity as a “Conduit Lender” and any Conduit Assignee of any of the foregoing.

(e) The definition of “CP Rate” in Annex X to the RFA and the SSA is hereby amended by deleting the text “the sum of the Applicable Margin plus” in its entirety.

(f) The definition of “Credit Agreement” in Annex X to the RFA and the SSA is hereby amended and restated in its entirety as follows:

“Credit Agreement” shall mean that certain Credit Agreement, dated as of November 27, 2013, among Parent, the subsidiaries of Parent identified therein from time to time, Bank of America, National Association, as agent, and the financial institutions from time to time party thereto as lenders and as in effect on the Second Omnibus Amendment Effective Date together with all amendments, restatements, supplements or modifications thereto that are in effect on the Second Omnibus Amendment Effective Date or adopted from time to time thereafter to the extent not prohibited under the Related Documents, and any refinancings, replacements or refundings thereof that (a) are agreed to by the Administrative Agent and Requisite Lenders or (b) (i) have terms and conditions no less favorable (as determined by the Administrative Agent, in the exercise of its reasonable credit judgment) to the Administrative Agent or any Lender than the terms and conditions of the existing Credit Agreement and (ii) with respect to which an intercreditor agreement having terms and conditions acceptable to the Administrative Agent and the Lenders is in full force and effect.

(g) The definition of “Discretionary Lenders” in Annex X to the RFA and the SSA is hereby amended and restated in its entirety as follows:

“Discretionary Lenders” shall mean the BNS Discretionary Lender, the SMBC Discretionary Lender and each other Person that shall become a party to the Funding Agreement in the capacity as a “Discretionary Lender”, and, in each case, successors and permitted assigns.

(h) Clause (z) of the definition of “Eligible Receivable” in Annex X to the RFA and the SSA is hereby amended by deleting the text “and the agent under the Credit Agreement” where it appears therein.

(i) The definition of “Intercreditor Agreement” in Annex X to the RFA and the SSA is hereby amended and restated in its entirety as follows:

“Intercreditor Agreement” shall mean each of (i) that certain Fourth Amended and Restated Intercreditor Agreement dated as of November 27, 2013, entered into by and among Parent, the Originators from time to time party thereto, Borrower, Bank of America, and BNS, as Administrative Agent, (ii) that certain Third Amended and Restated Intercreditor Agreement dated as of January 23, 2009 entered into by Parent, the Originators from time to time party thereto, Borrower, Bank of America, BNS (as assignee of Bank of America), as Administrative Agent, IBM Canada Limited and IBM Credit LLC, and (iii) each other intercreditor agreement entered into from time to time by Parent, Borrower, BNS, as Administrative Agent, and other creditors, in each case, as amended, modified, amended, restated, supplemented or replaced in accordance with the terms thereof.

(j) The definition of “Lender Group” in Annex X to the RFA and the SSA is hereby amended and restated in its entirety as follows:

“Lender Group” shall mean each of the following groups:

(a) the BNS Lender Group;

(b) the PNC Lender Group;

(c) the SMBC Lender Group; and

(d) for each additional Lender Group party to the Funding Agreement after the Closing Date, the applicable Conduit Lender, its Administrator, the applicable Managing Agent and the related Committed Lenders from time to time party hereto.

(k) The definition of “PNC Lender Group” in Annex X to the RFA and the SSA is hereby amended and restated in its entirety as follows:

“PNC Lender Group” shall mean PNC Bank, National Association, as Managing Agent and the PNC Committed Lenders.

(l) The definition of “Rate Type” in Annex X to the RFA and the SSA is hereby amended and restated in its entirety as follows:

“Rate Type” means the LIBOR Rate, the LMIR Rate, the Base Rate or the CP Rate.

(m) The following defined terms and the definitions thereof set forth in Annex X to the RFA and the SSA are hereby deleted in their entirety: “Canadian Subsidiary”, “Convertible Senior Notes”, “Convertible Senior Notes Offering Memorandum”, “Fixed Charge Ratio Coverage Ratio”, “Market Street Administrator”, “PNC Discretionary Lender” and Synnex Canada Real Property Co.”.

(n) Annex X to the RFA and the SSA shall hereby be further amended by inserting the following defined terms and definitions thereof in the appropriate alphabetical order:

“LMIR Rate” means for any day during any Interest Period, the one-month eurodollar rate for Dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in Dollars, as of 11:00 a.m. (London time) on such day, or if such day is not a LIBOR Business Day, then the immediately preceding LIBOR Business Day (or if not so reported, then as determined by the Administrative Agent from another recognized source for interbank quotation), in each case, changing when and as such rate changes.

“MAFC Administrator” shall mean SMBC Nikko Securities America, Inc. or an Affiliate thereof, as administrator for the SMBC Discretionary Lender.

“Second Omnibus Amendment Effective Date” shall mean November 27, 2013.

“SMBC Committed Lender” shall mean Sumitomo Mitsui Banking Corporation and each other Lender party hereto from time to time as an “SMBC Committed Lender”.

“SMBC Discretionary Lender” shall mean Manhattan Asset Funding Company LLC and each Conduit Assignee thereof.

“SMBC Lender Group” shall mean the MAFC Administrator, SMBC Nikko Securities America, Inc., as Managing Agent, the SMBC Committed Lenders and the SMBC Discretionary Lenders.

3. Amendments to RFA.

(a) Section 2.09(d) of the RFA is hereby amended and restated in its entirety as follows:

(d)LIBOR Rate Protection; Illegality. (i) If any Managing Agent is unable to obtain on a timely basis the information necessary to determine the LIBOR Rate or the LMIR Rate for any proposed Interest Period (or portion thereof), then

(A) such Managing Agent shall forthwith notify its Conduit Lender or Committed Lenders, as applicable, and the Borrower that the LIBOR Rate or the LMIR Rate, as applicable, cannot be determined for such Interest Period (or portion thereof), and

(B) while such circumstances exist, none of such Conduit Lender, such Committed Lenders or such Managing Agent shall allocate any Portion of Advances with respect to Advances made during such period or reallocate any Portion of Advances allocated to any then existing Interest Period ending during such period, to an Interest Period with respect to which Yield is calculated by reference to the LIBOR Rate or the LMIR Rate.

(ii) If, with respect to any outstanding Interest Period (or solely with respect to the LMIR Rate, with respect to any day), a Conduit Lender or any Committed Lender on behalf of which a Managing Agent holds any Portion of Advances notifies such Managing Agent that it is unable to obtain matching deposits in the London interbank market to fund its purchase or maintenance of such Portion of Advances or that the LIBOR Rate or the LMIR Rate applicable to such Portion of Advances will not adequately reflect the cost to the Person of funding or maintaining such Portion of Advances for such Interest Period or day, then (A) such Managing Agent shall forthwith so notify the Borrower and (B) upon such notice and thereafter while such circumstances exist none of such Managing Agent, such Conduit Lender or such Committed Lender, as applicable, shall allocate any other Portion of Advances with respect to Advances made during such period or reallocate any Portion of Advances allocated to any Interest Period ending during such period, to an Interest Period with respect to which Yield is calculated by reference to the LIBOR Rate or the LMIR Rate.

(iii) Notwithstanding any other provision of this Agreement, if a Conduit Lender or any of the Committed Lenders, as applicable, shall notify their respective Managing Agent that such Person has determined (or has been notified by any Program Support Provider) that the introduction after the Closing Date of or any change in or in the interpretation of any law makes it unlawful (either for such Conduit Lender, such Committed Lender or such Program Support Provider, as applicable), or any central bank or other Official Body asserts that it is unlawful for such Conduit Lender, such Committed Lender or such Program Support Provider, as applicable, to fund the purchases or maintenance of any Portion of Advances accruing Yield calculated by reference to the LIBOR Rate or the LMIR Rate, then (A) as of the effective date of such notice from such Person to its Managing Agent, the obligation or ability of such Conduit Lender or such Committed Lender, as applicable, to fund the making or maintenance of any Portion of Advances accruing Yield calculated by reference to the LIBOR Rate or the LMIR Rate, as applicable, shall be suspended until such Person notifies its Managing Agent that the circumstances causing such suspension no longer exist and (B) each Portion of Advances made or maintained by such Person shall either (1) if such Person may lawfully continue to maintain such Portion of Advances accruing Yield calculated by reference to the LIBOR Rate or the LMIR Rate until the last day of the applicable Interest Period, be reallocated on the last day of such Interest Period (or solely with respect to the LMIR Rate, immediately) to another Interest Period and shall accrue Yield calculated by reference to the Base Rate or (2) if such Person shall determine that it may not lawfully continue to maintain such Portion of Advances accruing Yield calculated by reference to the LIBOR Rate or the LMIR Rate until the end of the applicable Interest Period, such Person’s share of such Portion of Advances allocated to such Interest Period shall be deemed to accrue Yield at the Base Rate from the effective date of such notice until the end of such Interest Period.

(b) Schedule 12.01 to the RFA is hereby replaced in its entirety with Exhibit A attached hereto.

(c) Annex W to the RFA is hereby replaced in its entirety with Exhibit B attached hereto.

4. Amendments to SSA.

(a) Section 2.01(a) to the SSA is hereby amended by adding the following sentence to the end thereof:

Notwithstanding anything to the contrary herein, each Originator and the Buyer agree that no Receivables shall be transferred or contributed to the Buyer, and no Transfer Date shall occur, following receipt by the Administrative Agent or the Buyer of a notice of a “Stop Event” under and as defined in the Intercreditor Agreement referred to in clause (i) of the definition thereof.

(b) Section 4.01(c)(v) to the SSA is hereby amended by deleting the parenthetical “(other than, in the case of the Parent, the Convertible Senior Notes)” in its entirety.

(c) Section 4.01(h) to the SSA is hereby amended and restated in its entirety as follows:

(h) Ventures, Subsidiaries and Affiliates; Outstanding Stock and Debt. On the Effective Date, (i) no Originator has any Subsidiaries other than those Subsidiaries set forth on Schedule 4.01(h) and, (ii) except as set forth on Schedule 4.01(h), no Originator nor any Subsidiary of such Originator is engaged in any joint venture or partnership with any other Person or has any equity interest in any other Person. On the Effective Date, all of the issued and outstanding Stock of each Originator (other than Parent) is directly or indirectly owned by the Parent. Schedule 4.01(h) lists all Debt of each Originator as of the Effective Date, other than any such Debt consisting of any letters of credit issued for the account of such Originator.

(d) Section 4.01(j) to the SSA is hereby amended and restated in its entirety as follows:

(j) Intellectual Property. Except as otherwise set forth in Schedule 4.01(j), on the Effective Date, each Originator owns all licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names which are necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which is listed, together with United States Patent and Trademark Office or United States Copyright Office application or registration numbers (or similar information for foreign registration or applications). Each Originator conducts business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except where such infringement or claim of infringement, individually or in the aggregate, could not have or result in a Material Adverse Effect. Except as set forth in Schedule 4.01(j), to each Originator’s knowledge, there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of such Originator, except where such infringement or claim of infringement, individually or in the aggregate, could not have or result in a Material Adverse Effect.

(e) The second sentence of Section 4.03(b) to the SSA is hereby amended by replacing “6.7” where it appears therein with “8.01” in its place.

(f) Section 4.03(e)(iv) to the SSA is hereby amended and restated in its entirety as follows:

(iv) engage in any material line of business substantially different from those lines of business conducted by the Parent and its Subsidiaries on the Second Omnibus Amendment Effective Date or any business substantially related or incidental thereto or any business substantially related or incidental to manufacturing, contract assembly, operational, logistics, distribution, business process services, supply chain management services and related sales and services.

(g) Section 4.03(k) to the SSA is hereby amended by deleting the text “Section 6.1 of” where it appears therein.

(h) Section 8.01(b) to the SSA is hereby amended by replacing the amount “$10,000,000” in each place where it appears therein with “$75,000,000” in its place.

(i) Section 8.01(f) to SSA is hereby amended by replacing the amount “$5,000,000” where it appears therein with “$75,000,000” in its place.

(j) Annex Z to the SSA is hereby replaced in its entirety with Exhibit C attached hereto.

5. Representations and Warranties. Each of Synnex and the Borrower represents and warrants for itself as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment that has not already been obtained.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to such Person.

(e) Immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in the RFA and Synnex set forth in the SSA shall be true and correct (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties shall be true and correct as of such other date) and (ii) no Termination Event or Incipient Termination Event shall have occurred and be continuing.

6. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the RFA and the SSA shall remain in full force and effect. After this Amendment becomes effective, all references in the RFA and the SSA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the RFA or the SSA, as applicable, shall be deemed to be references to the RFA and the SSA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RFA or the SSA other than as set forth herein.

7. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) receipt by the Administrative Agent of (i) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto and (ii) counterparts of the Fee Letter (whether by facsimile or otherwise) executed by each of the other parties thereto.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

10. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

11. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the RFA or the SSA or any provision hereof or thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SIT FUNDING CORPORATION,
as the Borrower

By:	/s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Corporate Secretary

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Corporate Secretary

S-1	Second Omnibus Amendment (Synnex)

THE BANK OF NOVA SCOTIA,
as a Lender, as Administrator for Liberty Street Funding LLC, as Managing Agent for the BNS Lender Group and as the BNS Committed Lender

By:	/s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

LIBERTY STREET FUNDING LLC, as a Lender and the BNS Discretionary Lender

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:	/s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

S-2	Second Omnibus Amendment (Synnex)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator for Market Street Funding LLC and as Managing Agent for the PNC Lender Group

By:	/s/ Mark Falcione
Name: Mark Falcione
Title: Executive Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as the PNC Committed Lender

By:	/s/ Mark Falcione
Name: Mark Falcione
Title: Executive Vice President

MARKET STREET FUNDING LLC, as a Lender and as the PNC Discretionary Lender

By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

S-3	Second Omnibus Amendment (Synnex)

SMBC NIKKO SECURITIES AMERICA, INC.,
as Administrator for
Manhattan Asset Funding Company LLC and as Managing Agent for the
SMBC Lender Group

By:	/s/ Yukimi Konno
Name: Yukimi Konno
Title: Executive Director

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and the SMBC Committed Lender

By:	/s/ Kei Sato
Name: Kei Sato
Title: Executive Director

MANHATTAN ASSET FUNDING COMPANY LLC, as a Lender and the SMBC Discretionary Lender

By:	MAF RECEIVABLES CORP., its sole member

By:	/s/ Michael R. Newell
Name: Michael R. Newell
Title: Vice President

S-4	Second Omnibus Amendment (Synnex)

EXHIBIT A

Schedule 12.01

Notice Information

BNS Lender Group

The Bank of Nova Scotia

One Liberty Plaza, 26th Floor

New York, NY 10006

Telephone: 212-225-5118

Facsimile No.: 212-225-5274

Attn: Jenny Chen

jenny.chen@scotiabank.com

with copy to:

Attention: Luke Evans

luke.evans@scotiabank.com

Telephone: 778-327-6977

with copy to:

Attention: Vilma Pindling

vilma_pindling@scotiacapital.com

Telephone: 212-225-5410

Liberty Street Funding LLC

Jill A. Russo

Vice President

Global Securitization Services, LLC

114 West 47th Street, Suite 2310

New York, New York 10036

Telephone: 212-295-2742

Facsimile No.: 212-302-8767

SMBC Lender Group

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, NY 10172

Attention: Structured Finance Group

Telephone: 212-224-5341

Facsimile No.: 212-224-4929

Email: siasg@smbcnikko-si.com

PNC Lender Group

PNC Bank, National Association

Schedule 12.01-1

Three PNC Plaza

225 Fifth Avenue, 4th Floor

Pittsburgh, PA 15222

Attention: Robyn Reeher

Email: robyn.reeher@pnc.com

Telephone: 412-768-3090

Facsimile No.: 412-762-9184

SIT Funding Corporation

44201 Nobel Drive

Fremont, CA 94538

Attn: Chief Financial Officer

Telephone: 510-668-3837

Facsimile: 510-668-3707

with a copy to:

SIT Funding Corporation

44201 Nobel Drive

Fremont, CA 94538

Attn: General Counsel

Telephone: 510-668-3668

Facsimile: 510-668-3707

Schedule 12.01-2

EXHIBIT B

ANNEX W

ADMINISTRATIVE AGENT’S ACCOUNT/

LENDERS’ ACCOUNTS

BNS LENDER GROUP’S ACCOUNT

Account title: BNS as Administrative Agent for SIT Funding Corp. (SYNNEX Corp.)

Account bank: The Bank of Nova Scotia – Texas Agency

ABA #: 026-002532

Account Number: 03353-12

Reference: SIT Funding Corp. ([Lender])

SMBC LENDER GROUP’S ACCOUNT

Account title: Manhattan Asset Funding Company LLC

Account bank: Deutsche Bank Trust Company Americas

ABA #: 021-001-033

Account Number: 01-41-9647

Beneficiary: Trust and Securities Services

Payment Details: PORT MANHAFC.3

PNC LENDER GROUP’S ACCOUNT

PNC Bank, N.A.

DDA# 130760016803

ABA# 043-000-096

Account Name: Commercial Loan Department

Reference: SIT Funding Corporation

Attention: Tony Stahley

Annex W

EXHIBIT C

ANNEX Z

FINANCIAL TESTS

(a) Consolidated Leverage Ratio. The Parent shall not permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Parent, commencing with the fiscal quarter ending November 30, 2013, to be greater than 3.50:1.0.

(b) Consolidated Fixed Charge Coverage Ratio. The Parent shall not permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Parent set forth below to be less than the ratio corresponding to such fiscal quarter:

Calendar Year	February 28/29	May 31	August 31	November 30
2013	N/A	N/A	N/A	1.20:1.0
2014	1.20:1.0	1.20:1.0	1.20:1.0	1.20:1.0
2015	1.20:1.0	1.20:1.0	1.20:1.0	1.20:1.0
thereafter	1.25:1.0	1.25:1.0	1.25:1.0	1.25:1.0

Capitalized terms used in this Annex Z and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement attached hereto as Schedule 1. Each of the financial tests set forth in this Annex Z shall be calculated in accordance with the Credit Agreement attached hereto as Schedule 1.

Annex Z

SCHEDULE 1

[See Attached]

Schedule 1 to Annex Z